[STATE STREET RESEARCH Logo]
                                            EQUITY INCOME FUND

                                            Investing in stocks for current
                                            income as well as long-term
                                            growth.



                                             Prospectus
                                             November 1, 1997


                                             STATE STREET RESEARCH FUNDS
[sidebar text]


This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

                             WHO MAY WANT TO INVEST


State Street Research Equity Income Fund is designed for investors who seek one or both of the following:
* a conservative long-term investment that focuses on total return
* an investment combining dividend-paying stocks, convertible securities and lower-rated bonds

The fund is not appropriate for:
* investors who want to avoid even moderate volatility
* investors seeking either maximum growth or high income
* short-term investments
* emergency reserve money

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

                                    CONTENTS                               1
-------------------------------------------------------------------------------
            2      EQUITY INCOME FUND
                   The fund's goal and strategy, main
                   risks, expenses and performance,
                   plus financial highlights

            12     YOUR ACCOUNT

               Managing your State Street Research
               investments

            12     Opening an Account

            12     Choosing a Share Class

            14     Sales Charges

            16     Policies for Buying Shares

            18     Policies for Selling Shares

            20     Account Policies

            21     Distributions and Taxes

            23     Investor Services



            24     FUND DETAILS
                    The fund's business structure and
                    dealer compensation, plus
                    additional policies

            26     OTHER SECURITIES & RISKS
                    Information on additional
                    portfolio securities and
                    practices, and the risks
                    associated with them

      Back Cover    For Additional Information

2                               EQUITY INCOME FUND




[chesspiece graphic] GOAL AND STRATEGY

FUNDAMENTAL GOAL The fund seeks to provide a high level of current income, and secondarily, long-term growth of capital, by investing primarily in common stocks that offer above-average dividend yields, and in convertible securities.

STRATEGY Under normal market conditions, the fund invests at least 65% of total assets in stocks and convertible securities. In selecting stocks, the fund takes a value approach, favoring companies that appear to be trading below their true worth. The fund also looks for companies that are established or that have the potential to pay increasing dividends. However, pursuing the growth aspect of its goal, the fund may also invest in stocks that do not currently pay dividends.

The fund may invest up to 35% of total assets in non-convertible corporate and government bonds, and in warrants. This includes up to 15% of total assets in junk bonds in the BB/Ba and B/B (Standard & Poor's/Moody's) major rating categories, and their unrated equivalents.

The fund may also invest in other securities, ranging from conservative stocks to aggressive investments of various types (more information, page 26). The fund adjusts the mix of securities in its portfolio as market conditions and economic outlooks change.

(traffic sign graphic) PORTFOLIO RISKS

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden, unpredictable drops in value and the potential for periods of lackluster performance.

The fund's current investment approach, with its emphasis on midsize company value stocks and high-yield bonds, is different from the approach used by many equity income funds, which tend to favor large company stocks. As a result, the fund may perform somewhat differently than other equity income funds. The fund's value stock emphasis also means that the fund may underperform certain other stock funds (those emphasizing growth or momentum stocks, for example) during periods when value stocks are out of favor.

Because value investing involves the difficult task of identifying companies that will succeed in profiting from unique situations, the fund's performance is more dependent on the manager's abilities than is the case with many stock funds. Examples of unique situations include introducing a new product, undergoing a restructuring or attempting a financial turnaround.

To the extent that the fund invests in bonds, it takes on certain risks:

* A bond's issuer could default on principal or interest payments.

* Most types of bonds tend to fall in value when interest rates rise.

* Junk bonds are more risky than investment-grade bonds. Their issuers are less secure financially, and are more likely to be hurt by interest rate increases and declines in


[sidebar text]
(magnifying glass graphic) BONDS AND
                           INTEREST RATES

When interest rates go up, bond prices generally go down, causing the share price of any mutual fund that holds bonds to drop accordingly.

The reason is simple economics: new bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive to investors. Discounting the prices of the older bonds effectively raises their yields, bringing them in line with the newer bonds. This principle works in reverse as well: when interest rates fall, bond prices go up.

In general, the longer a bond's duration or maturity, the more sensitive it will be to interest rate fluctuations.

   4                        Equity Income Fund continued
-------------------------------------------------------------------------------


the health of the issuer or the economy. Junk bonds have a higher risk of default and their market prices can be volatile.

* Convertible securities often follow the issuer's common stock price.

Information on other securities and risks appears on page 26.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).


(Thinker graphic) INVESTMENT MANAGEMENT


The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $45 billion in assets under management (as of June 30, 1997), including more than $12.9 billion in mutual funds.

Bartlett R. Geer has been responsible for the fund's day-to-day portfolio management since January 1992. A senior vice president, he has worked as an investment professional since joining the firm in 1981.

                                INVESTOR EXPENSES                            5
-------------------------------------------------------------------------------

                                                                                         Class descriptions begin on page 12
                                                                                         -----------------------------------
Shareholder fees are paid directly   Shareholder Fees(1) (% of offering price)         Class A    Class B   Class C(2)  Class S(2)
by investors.                        ----------------------------------------------------------------------------------------------
                                       Maximum front-end sales charge                   4.50       0.00       0.00       0.00
                                       Maximum deferred sales charge                    0.00(3)    5.00       1.00       0.00

Annual fund expenses are deducted    Annual Fund Expenses (% of average net assets)
from fund assets.                                                                      Class A    Class B   Class C     Class S
-----------------------------------------------------------------------------------------------------------------------------------
                                       Management fee                                   0.65       0.65       0.65       0.65
                                       Marketing (12b-1) fees(4)                        0.25       1.00       1.00       0.00
                                       Other expenses, after voluntary reduction(5)     0.35       0.35       0.35       0.35
                                                                                        ----       ----       ----       ----
                                       Total annual fund expenses,
                                       after voluntary reduction(5)                     1.25       2.00       2.00       1.00
                                                                                        ====       ====       ====       ====

EXAMPLE Here is what you would       Year                                              Class A   Class B(7)   Class C(7)   Class S
pay if you invested $1,000           ----------------------------------------------------------------------------------------------
over the years indicated. The           1                                                 $57      $70/$20      $30/$20       $10
example is for comparison only          3                                                 $83      $93/$63      $63/$63       $32
and does not represent the              5                                                 $111    $128/$108    $108/$108      $55
fund's actual expenses, either          10                                                $189    $213/$213    $233/$233     $122
past or future(6).

[footnote text]
(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Without reduction, other expenses would have been 0.47%, 0.46%, 0.45% and 0.47%, and total expenses would have been 1.37%, 2.11%, 2.10% and 1.12% for Class A, B, C, and S respectively. If the subsidy is reduced or eliminated, which could happen at any time, performance would be reduced accordingly.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

   6                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.

                                                                          Years ended June 30
                                     ----------------------------------------------------------------------------------------------
Class A                              1988      1989      1990      1991      1992     1993       1994   1995(2)   1996(2)   1997(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of year ($)                         10.35      8.93      9.87      9.83      8.33      9.19     10.79    10.87     11.70     13.85
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
 Net investment income ($)*          0.53      0.47      0.55      0.45      0.39      0.44      0.24     0.28      0.23      0.33

 Net realized and unrealized
 gain (loss) on investments,
 foreign currency and
 forward contracts ($)              (0.82)     0.99      0.54     (1.08)     0.83      1.52      0.25     1.37      2.36      2.90
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------

Total from investment
operations ($)                      (0.29)     1.46      1.09     (0.63)     1.22      1.96      0.49     1.65      2.59      3.23
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------

 Dividends from net
 investment income ($)              (0.66)    (0.51)    (0.52)    (0.48)    (0.36)    (0.36)    (0.26)   (0.28)    (0.28)    (0.28)

 Distributions from
 capital gains ($)                  (0.47)    (0.01)    (0.61)    (0.39)       --        --     (0.15)   (0.54)    (0.16)    (1.94)
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------

Total distributions ($)             (1.13)    (0.52)    (1.13)    (0.87)    (0.36)    (0.36)    (0.41)   (0.82)    (0.44)    (2.22)
                                   ------    ------    ------    ------    ------    ------    ------   ------    ------    ------
Net asset value,
end of year ($)                      8.93      9.87      9.83      8.33      9.19     10.79     10.87    11.70     13.85     14.86
                                   ======    ======    ======    ======    ======    ======    ======   ======    ======    ======

Total return(3) (%)                 (2.35)    17.01     11.33     (6.51)    14.81     21.64      4.30    16.12     22.41     27.45

Ratios/supplemental data:

Net assets at end of year
($ thousands)                      30,315    40,411    49,842    45,233    51,585    28,995    40,484   37,327    44,464    71,087

Expense ratio (%)*                   1.50      1.50      1.50      1.50      1.50      1.50      1.50     1.42      1.25      1.25

Ratio of net investment income
to average net assets (%)*           5.91      5.20      5.43      5.30      4.27      3.76      2.42     2.55      1.78      2.43

Portfolio turnover rate (%)        163.00     87.43    106.40    131.43    102.39     80.42     73.96    67.50    111.13     63.33

Average commission rate ($)(6)        n/a       n/a       n/a       n/a       n/a       n/a       n/a      n/a    0.0140    0.0512

*Reflects voluntary assumption
 of fees or expenses per
 share in each year ($)              0.03      0.02      0.02      0.01      0.01      0.01      0.05     0.05      0.03      0.02

                                                                             7

                                                                        Years ended June 30
                                                -------------------------------------------------------------------------
Class B                                          1993(1)         1994         1995(2)           1996(2)           1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)          10.81           10.79         10.86            11.68             13.82
                                                -----           -----         -----            -----             -----
 Net investment income ($)*                      0.02            0.21          0.21             0.13              0.22

 Net realized and unrealized
 gain (loss) on investments, foreign
 currency and forward contracts ($)             (0.02)           0.21          1.38             2.36              2.89
                                                -----           -----         -----            -----             -----
Total from investment operations ($)             0.00            0.42          1.59             2.49              3.11
                                                -----           -----         -----            -----             -----
 Dividends from net investment income ($)       (0.02)          (0.20)        (0.23)           (0.19)            (0.18)

 Distributions from capital gains ($)              --           (0.15)        (0.54)           (0.16)            (1.94)
                                                -----           -----         -----            -----             -----
Total distributions ($)                         (0.02)          (0.35)        (0.77)           (0.35)            (2.12)
                                                -----           -----         -----            -----             -----
Net asset value, end of year ($)                10.79           10.86         11.68            13.82             14.81
                                                =====           =====         =====            =====             =====

Total return(3) (%)                              0.05(4)         3.79         15.43            21.60             26.45

Ratios/supplemental data:

Net assets at end of year ($ thousands)         1,060          10,752        16,130           25,543            71,986

Expense ratio (%)*                               2.00(5)         2.00          2.00             2.00              2.00

Ratio of net investment income
to average net assets (%)*                       1.53(5)         1.80          1.95             1.05              1.65

Portfolio turnover rate (%)                     80.42           73.96         67.50           111.13             63.33


Average commission rate ($)(6)                    n/a             n/a           n/a           0.0140            0.0512

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)          0.00            0.07          0.05             0.03              0.02

(1) June 1, 1993 (commencement of share class designations) to June 30, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

8                      Financial Highlighs continued
-------------------------------------------------------------------------------

                                                                          Years ended June 30
                                                   --------------------------------------------------------------------
Class C                                             1993(1)       1994           1995(2)        1996(2)         1997(2)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)*            10.81         10.79          10.86          11.67           13.82
                                                   -----         -----          -----          -----           -----
 Net investment income ($)*                         0.02          0.21           0.22           0.13            0.21

 Net realized and unrealized
 gain (loss) on investments, foreign
 currency and forward contracts ($)                (0.02)         0.21           1.36           2.37            2.90
                                                   -----         -----          -----          -----           -----
Total from investment operations                    0.00          0.42           1.58           2.50            3.11
                                                   -----         -----          -----          -----           -----
 Dividends from net investment income ($)          (0.02)        (0.20)         (0.23)         (0.19)          (0.20)

 Distributions from capital gains ($)                 --         (0.15)         (0.54)         (0.16)          (1.94)
                                                   -----         -----          -----          -----           -----
Total distributions ($)                            (0.02)        (0.35)         (0.77)         (0.35)          (2.14)
                                                   -----         -----          -----          -----           -----
Net asset value, end of year ($)                   10.79         10.86          11.67          13.82           14.79
                                                   =====         =====          =====          =====           =====

Total return(3) (%)                                 0.04(4)       3.78          15.33          21.68           26.42

Ratios/supplemental data:

Net assets at end of year ($ thousands)              628         1,280          1,366          1,386           9,592

Expense ratio (%)*                                  2.00(5)       2.00           2.00           2.00            2.00

Ratio of net investment income
to average net assets (%)*                          1.49(5)       1.88           1.96           1.03            1.59

Portfolio turnover rate (%)                        80.42         73.96          67.50         111.13           63.33

Average commission rate ($)(6)                       n/a           n/a            n/a         0.0140          0.0512

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)             0.00          0.06           0.05           0.03            0.01

                                                                             Years ended June 30
                                                    ---------------------------------------------------------------------
Class S                                              1993(1)         1994         1995(2)         1996(2)         1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)              10.81           10.79        10.86           11.70           13.85
                                                    -----           -----        -----           -----           -----
 Net investment income ($)*                          0.03            0.33         0.32            0.26            0.36

 Net realized and unrealized
 gain (loss) on investments, foreign
 currency and forward contracts ($)                 (0.02)           0.21         1.39            2.36            2.90
                                                    -----           -----        -----           -----           -----
Total from investment operations                     0.01            0.54         1.71            2.62            3.26
                                                    -----           -----        -----           -----           -----
 Dividends from net investment income ($)           (0.03)          (0.32)       (0.33)          (0.31)          (0.31)

 Distributions from capital gains ($)                  --           (0.15)       (0.54)          (0.16)          (1.94)
                                                    -----           -----        -----           -----           -----
Total distributions ($)                             (0.03)          (0.47)       (0.87)          (0.47)          (2.25)
                                                    -----           -----        -----           -----           -----
Net asset value, end of year ($)                    10.79           10.86        11.70           13.85           14.86
                                                    =====           =====        =====           =====           =====

Total return(3) (%)                                  0.14(4)         4.84        16.64           22.82           27.75

Ratios/supplemental data:

Net assets at end of year ($ thousands)            15,988          20,266       34,827          39,298          59,453

Expense ratio (%)*                                   1.00(5)         1.00         1.00            1.00            1.00

Ratio of net investment income
to average net assets (%)*                           1.65(5)         2.92         2.93            2.03            2.68

Portfolio turnover rate (%)                         80.42           73.96        67.50          111.13           63.33

Average commission rate ($)(6)                        n/a             n/a          n/a          0.0140          0.0512

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)              0.00            0.06         0.05            0.03            0.02

(1) June 1, 1993 (commencement of share class designations) to June 30, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

10                           PERFORMANCE AND VOLATILITY

                                                                         As of June 30, 1997
                                                                         -------------------
AVERAGE ANNUAL TOTAL RETURN                                1 Year             5 Years             10 Years
-----------------------------------------------------------------------------------------------------------------------------------
               Class A (%)                                 21.72               17.06               11.52
               Class B (%)                                 21.45               17.30               11.87
               Class C (%)                                 25.42               17.50               11.86
               Class S (%)                                 27.75               18.49               12.33
               S&P 500 Index (%)                           34.68               19.76               14.63
               Lipper Equity Income Fund Index (%)         27.14               16.59               12.86


[bar chart graphic]
                                                                               Years ended June 30
                                           ----------------------------------------------------------------------------------------
CLASS A YEAR-BY-YEAR TOTAL RETURN      1988        1989       1990      1991       1992       1993      1994     1995   1996   1997
-----------------------------------------------------------------------------------------------------------------------------------
 30%
 25%
 20%
 15%
 10%
  5%
  0%                                  (2.35)     17.01     11.33      (6.51)      14.81      21.64     4.30     16.12   22.41  27.45
 (5%)
(10%)

                                                                           11
[sidebar text]
(magnifying glass graphic) UNDERSTANDING
                           PERFORMANCE
                           AND VOLATILITY

The information on the opposite page is designed to show two aspects of the fund's track record:

* Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

* The graph of year-by-year returns shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The S&P 500 (officially, the "Standard & Poor's 500 Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Equity Income Fund Index shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of the S&P 500 index, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 doesn't include the cost of brokerage and administrative expenses.

12                                YOUR ACCOUNT
-------------------------------------------------------------------------------
[Key Graphic]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Checklist Graphic]

CHOOSING A SHARE CLASS

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you


[sidebar text, bottom of page]


CLASS A -- FRONT LOAD

* Initial sales charge of 4.5% or less; schedule on page 14

* Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

* Lower annual expenses than Class B or C shares due to lower marketing (12b-1) fee of 0.25%


CLASS B -- BACK LOAD

* No initial sales charge

* Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

* Annual marketing (12b-1) fee

* Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS C(1) -- LEVEL LOAD

* No initial sales charge

* Deferred sales charge of 1%, paid if you sell shares within one year of purchase

* Lower deferred sales charge than Class B shares

* Annual marketing (12b-1) fee

* No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

[sidebar text, bottom of page]


CLASS S(2) -- NO LOAD

* No sales charges of any kind

* No marketing (12b-1) fees; annual expenses are lower than other share classes

* Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C

[sidebar text]


[Magnifying Glass Graphic] CLASS A SALES
                           CHARGE REDUCTIONS
                           AND WAIVERS

* Substantial investments receive lower sales charge rates; see information on the following page.

* The "right of accumulation" allows you to include your existing State Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

* A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

14                           Your Account continued
-------------------------------------------------------------------------------

SALES CHARGES

Class A -- Front Load

when you invest              this % is          which equals
this amount                  deducted           this % of
                             for sales          your net
                             charges            investment
------------------------------------------------------------
Up to $99,999                 4.50                4.71
$100,000 - $249,999           3.50                3.63
$250,000 - $499,999           2.50                2.56
$500,000 - $999,999           2.00                2.04
$1 million or more                 see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on page 13), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge"
(CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).


CLASS B -- BACK LOAD

                                this % of net asset value
when you sell shares            at the time of purchase (or
in this year after you          of sale, if lower) is deduct-
bought them                     ed from your proceeds
-------------------------------------------------------------
First year                              5.00

Second year                             4.00

Third year                              3.00

Fourth year                             3.00

Fifth year                              2.00

Sixth year or later                      None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

CLASS C (FORMERLY CLASS D) -- LEVEL LOAD

                                this % of net asset value
when you sell shares            at the time of purchase (or
in this year after you          of sale, if lower) is deduct-
bought them                     ed from your proceeds
---------------------------------------------------------------
First year                              1.00

Second year or later                    None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

CLASS S (FORMERLY CLASS C) -- NO LOAD

Class S shares have no sales charges or CDSC.

16                           Your Account continued
-------------------------------------------------------------------------------

[Cash Register Graphic]

POLICIES FOR
BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

* $1,000 for accounts that use the Investamatic program

* $2,000 for Individual Retirement Accounts

* $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

* $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                  BUYING SHARES                              17
-------------------------------------------------------------------------------

                                    To Open an Account                          To Add to an Account

[Graphic of briefcase] Through a    Contact your financial professional.        Contact your financial professional.
                       Financial
                       Professional

By Mail                [Graphic     Make your check payable to "State Street    Fill out the investment stub from an
                       of Mailbox]  Research Funds." Forward the check and      account statement, or indicate the fund
                                    your application to State Street Research.  name and account number on your check.
                                                                                Make your check payable to "State Street
                                                                                Research Funds." Forward the check and
                                                                                stub to State Street Research.

[Graphic of            By Federal   Forward your application to State Street    Call State Street Research to obtain a
Federal Building]      Funds Wire   Research, then call to obtain an            control number. Instruct your bank to
                                    account number. Wire funds using the        wire funds to:
                                    instructions at right.                      * State Street Bank & Trust Company, Boston, MA
                                                                                * ABA: 011000028
                                                                                * BNF: fund name and share class you want to buy
                                                                                * AC: 99029761
                                                                                * OBI: your name and your account number
                                                                                * Control: the number given you by State Street
                                                                                  Research

By Electronic    [Graphic           Verify that your bank is a member of the    Call State Street Research to verify that
Funds Transfer   of Plug]           ACH (Automated Clearing House) system.      the necessary bank information is on
(ACH)                               Forward your application to State Street    file for your account. If it is, you may
                                    Research. Please be sure to include the     request a transfer with the same phone
                                    appropriate bank information. Call State    call. If not, please ask State Street Research
                                    Street Research to request a purchase.      to provide you with an EZ Trader
                                                                                application.

[Graphic of
Calendar]      By Investamatic      Forward your application, with all          Call State Street Research to verify that
                                    appropriate sections completed, to State    Investamatic is in place on your
                                    Street Research, along with a check for     account, or to request a form to add it.
                                    your initial investment payable to          Investments are automatic once
                                    "State Street Research Funds."              Investamatic is in place.

By Exchange   [Graphic of           Call State Street Research to request       Call State Street Research to request
              Exchange]             an exchange.                                an exchange.


State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408  Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                             Your Account continued
-------------------------------------------------------------------------------

[Graphic of Receipt]       POLICIES FOR
                          SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

* you are selling more than $50,000 worth of shares

* the name or address on the account has changed within the last 30 days

* you want the proceeds to go to a name or address not on the account registration

* you are transferring shares to an account with a different registration or share class

* you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document


To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.


WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                SELLING SHARES                               19
--------------------------------------------------------------------------------

                                             To Sell Some or All of Your Shares

[Graphic of briefcase]   Through a           Contact your financial professional.
                         Financial
                         Professional

By Mail     [Graphic of Mailbox]             Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[Graphic of Federal Building]  By Federal    Check with State Street Research to make sure that wire redemption privileges
                               Funds Wire    are in place on your account. Once these privileges are established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic    [Graphic of Plug]           Check with State Street Research to make sure that the EZ Trader feature and a
Funds Transfer                               bank designation is in place on your account. Once one of these is established,
(ACH)                                        you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.

[Graphic of Telephone]   By Telephone        As long as your request does not require a written request (see facing page), you can sell shares by calling State Street Research. A check will be mailed to you on the following business day.

By Exchange   [Graphic of Exchange]          Read the prospectus for the fund into which you are exchanging. Call State
                                             Street Research to request an exchange.



[Graphic of Calendar]   By Systematic        See plan information on page 23.
                        Withdrawal Plan

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                             Your Account continued
-------------------------------------------------------------------------------

[Graphic of Pages]  ACCOUNT POLICIES

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the regular close of the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.


TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.


As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.


EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.


Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).



REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.



[Graphic of Uncle Sam]  DISTRIBUTIONS AND TAXES

Income and Capital Gains Distributions The fund typically distributes its net income to shareholders four times a year. Net capital gains, if any, are typically distributed around the end of the fund's fiscal year, which is June
30. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account, or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                           Your Account continued
-------------------------------------------------------------------------------

[sidebar text]
[Magnifying Glass Graphic]  TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

* investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

* selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)




TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

INVESTOR SERVICES      [Interlocked Hands Graphic]

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

SYSTEMATIC WITHDRAWAL PROGRAM This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                FUND DETAILS
-------------------------------------------------------------------------------


[Graphic of Column]  BUSINESS STRUCTURE

Formed in 1986, the fund is a diversified series of State Street Research Equity Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers. The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.65% of fund assets, annually) as compensation. The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

BROKERS FOR PORTFOLIO TRADES When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


INVESTMENT MANAGER
State Street Research & Management Company
One Financial Center, Boston, MA 02111

DISTRIBUTOR
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

[Graphic of a Check]   DEALER COMPENSATION

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing (12b-1) fees and its other resources.

Maximum Dealer Compensation        Class A    Class B     Class C    Class S
------------------------------------------------------------------------------
Initial commission (%)                --         4.00        1.00      0.00
Investments up to $100,000 (%)      4.00           --         --        --
$100,000 - $249,999 (%)             3.00           --         --        --
$250,000 - $499,999 (%)             2.00           --         --        --
$500,000 - $999,999 (%)             1.75           --         --        --
First $1-3 million (%)              1.00(1)        --         --        --
Next $2 million (%)                 0.50(1)        --         --        --
Next $1 and above (%)               0.25(1)        --         --        --
Annual fee (%)                      0.25         0.25        0.90      0.00

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

* The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

* All orders to purchase shares are subject to acceptance by the fund.

* At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

* To permit investors to obtain the current price, dealers are responsible for transmitting all orders to shareholder services promptly.

* Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

* The distributor may pay its affiliate, MetLife Securities, Inc., additional compensation of up to 0.25% of certain sales.

[footnote text]
(1) If your broker declines this commission, the one-year CDSC on your investment is waived

26                         OTHER SECURITIES AND RISKS
-------------------------------------------------------------------------------

[Graphic of Securities Certificates]  OTHER SECURITIES
                                      AND RISKS


Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

FOREIGN INVESTMENTS Foreign securities are more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting the collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.


WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in some short-term trading. Short-term trading can increase the fund's brokerage costs and its shareholders' tax liabilities.

REPURCHASE AGREEMENTS The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.


INVESTMENT LIMITATIONS

                                                  Limitation
Practice                                       (% of total assets)
------------------------------------------------------------------
Investing in securities of any given
issuer (other than the U.S.
government and its agencies)(1)                       5(2)

Investing in any given industry(1)                   25

Lending securities                                   33

Lending money(1)                                 Prohibited

Repurchase agreements                                30


                                                Limitation
Security                                    (% of net assets)
----------------------------------------------------------------
Commodity futures contracts
(for non-hedging purposes only)                     5(3)

Options contracts (for non-hedging
purposes only)                                      5

Swap arrangements                                   5

Illiquid securities                                15

Foreign securities                                 35(4)


[footnote text]
(1) Fundamental policy; may not be changed without shareholder approval.

(2) The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the value of the fund's net assets.

(4) Applies to all direct and indirect interests in securities of non-U.S. issuers; includes a 5% net asset limitation on investments in developing countries.

                           FOR ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

You can obtain a free copy of the current annual/semiannual report or SAI by contacting:

[State Street Research Logo]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov


You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                    State Street Research Equity Income Fund

                                   a Series of

                       State Street Research Equity Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1997

                                TABLE OF CONTENTS
                                                                          Page

INVESTMENT OBJECTIVE........................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.............................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES......................................5

DEBT INSTRUMENTS AND
         PERMITTED CASH INVESTMENTS........................................15

THE TRUST, THE FUND AND ITS SHARES.........................................19

TRUSTEES AND OFFICERS......................................................20

INVESTMENT ADVISORY SERVICES...............................................25

PURCHASE AND REDEMPTION OF SHARES..........................................27

SHAREHOLDER ACCOUNTS.......................................................32

NET ASSET VALUE............................................................37

PORTFOLIO TRANSACTIONS.....................................................38

CERTAIN TAX MATTERS........................................................41

DISTRIBUTION OF SHARES OF THE FUND.........................................43

CALCULATION OF PERFORMANCE DATA............................................48

CUSTODIAN..................................................................54

INDEPENDENT ACCOUNTANTS....................................................54

FINANCIAL STATEMENTS.......................................................54

APPENDIX .................................................................A-1

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Equity Income Fund dated November 1, 1997, which may be obtained without charge from the offices of State Street Research Equity Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: 1285B-971105(1298)SSR-LD                        EIN-879D-1197

                              INVESTMENT OBJECTIVE

         As set forth under "Equity Income Fund--Goal and Strategy" in the Prospectus of State Street Research Equity Income Fund (the "Fund"), the Fund's investment goal, which is to provide a high level of current income and, secondarily, long-term growth of capital, by investing primarily in common stocks that offer above-average dividend yields, and in convertible securities, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)


                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "Equity Income Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) to invest at least 65% of its assets in equity securities and equity convertibles into equity securities;

         (2) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (3) not to invest in a security if the transaction would result in the Fund owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (4)      not to issue senior securities;

         (5) not to underwrite or participate in the marketing of securities of other issuers, although the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

         (6) not to purchase or sell real estate in fee simple or real estate mortgage loans;

         (7) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (8) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (9) not to conduct arbitrage transactions (provided that investments in futures and options for hedging purposes shall not be deemed arbitrage transactions);

         (10) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (11) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry and (c) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities shall be excluded); and

         (12) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's total assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

         (2) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed- ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investor's Service, Inc. ("Moody's"), or their equivalent by any other nationally recognized statistical rating organization, or securities of issuers considered by State Street Research & Management Company (the "Investment Manager") to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (3) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Fund's Prospectus and this Statement of Additional Information;

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (5) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets;

         (6) not to invest in warrants more than 5% of the value of its total assets, taken at the lower of cost or market value (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (7) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         The Fund may buy and sell certain types of derivatives such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets asset which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.


Limitations and Risks of Options and Futures Activity

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manger to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidy and subjective valuations to a greater degree than Rule 144A Securities.

Lower Quality Debt Securities ("Junk Bonds")

         Lower quality convertible or nonconvertible debt securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risk of lower quality debt securities, commonly known as "junk bonds," include (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perceptions; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during period of rising interest rates and economic downturn. For further information concerning the rating categories of debt securities, see the Appendix to this Statement of Additional Information.

         For the fiscal year ended June 30, 1997, the percentage of the Fund's total investments on an average annual basis invested in nonconvertible debt and convertible securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 0.4% BB, 8.4% B, and 1.3% CCC, as determined on a dollar weighted basis, comprising 10.1% of total investments. Of these securities, 90.2% were rated by a nationally recognized statistical rating organization and 9.8% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings, as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.

         In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund presently does not expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Securities Lending

         The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's).

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed- ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                            Consumer Staple                     Science & Technology
----------------                            ---------------                     --------------------
Chemical                                    Business Service                    Aerospace
Diversified                                 Container                           Computer Software & Service
Electrical Equipment                        Drug                                Electronic Components
Forest Products                             Food & Beverage                     Electronic Equipment
Machinery                                   Hospital Supply                     Office Equipment
Metal & Mining                              Personal Care
Railroad                                    Printing & Publishing
Truckers                                    Tobacco

Utility                                     Energy                              Consumer Cyclical
-------                                     ------                              -----------------
Electric                                    Oil Refining & Marketing            Airline
Gas                                         Oil Production                      Automotive
Gas Transmission                            Oil Service                         Building
Telephone                                                                       Hotel & Restaurant
                                                                                Photography
Other                                       Finance                             Recreation
-----                                       -------                             Retail Trade
Trust Certificates-                         Bank                                Textile & Apparel
    Government Related Lending              Financial Service
Asset-backed--Mortgages                     Insurance
Asset-backed--Credit
     Card Receivables


                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         The Fund's may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         State Street Research Equity Trust is currently comprised of the following series: State Street Research Equity Investment Fund, State Street Research Equity Income Fund, and State Street Research Global Resources Fund. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

-------------------------
* or +, see footnotes on page 22.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         *+Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         *Daniel J. Rice III, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 45. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

-------------------------
* or +, see footnotes on page 22.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Equity Advisors and as Senior Vice President of Stein, Roe & Farnham.

         *+John T. Wilson, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 34. His principal occupation is Vice President of State Street Research & Management Company. During the past five years he has also served as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and, from 1995 to 1996, as a Vice President of Phoenix Investment Counsel, Inc.

-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates:
         State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Fund as of July 31, 1997 was as follows:

                                      % of
Class              Holder             Class

 A         Merrill Lynch               5.5

 B         Merrill Lynch              18.4

 C(a)      Merrill Lynch              62.2

 S(a)      Chase Manhattan            92.8
           Bank, N.A.


The full name and address of the above institutions are:

Chase Manhattan Bank, N.A.(b)(c)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
One Liberty Plaza, 165 Broadway
New York, New York 10080


---------------------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan").

(c) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of July 31, 1997, the Trustees and principal officers of the
Trust as a group owned the approximately 1.5% of the outstanding Class A shares of the Fund, and none of the outstanding Class B, Class C or Class S Shares.*
------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         The Trustees were compensated as follows:
                                                                     Total
                                                                 Compensation
                                     Aggregate                  From Trust and
                                   Compensation                  Complex Paid
         Name of Trustee           From Trust(a)                to Trustees(b)
--------------------------------------------------------------------------------
Steve A. Garban                     $ 4,443                        $34,750
Malcolm T. Hopkins                  $ 5,043                        $34,750
Edward M. Lamont                    $11,325                        $59,375
Robert A. Lawrence                  $11,725                        $92,125
Dean O. Morton                      $12,525                        $96,125
Thomas L. Phillips                  $11,725                        $59,375
Toby Rosenblatt                     $11,325                        $59,375
Michael S. Scott Morton             $13,725                        $100,325
Ralph F. Verni                      $     0                        $     0
Jeptha H. Wade                      $12,925                        $63,375

(a) For the Fund's fiscal year ended June 30, 1997. Includes compensation from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.


                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

         Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Fund.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $975,669; 1996, $649,578; and 1995, $521,730. The Distributor and
its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. The voluntary reduction of fees or assumption of expenses for the same periods were as follows: 1997, $181,305; 1996, $267,958; and 1995, $333,725.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center") provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (as designated by the Distributor) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-

562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended June 30, 1996 and 1997, respectively, were as follows: 111.13% and 63.33%.

         The Investment Manager believes the Fund's portfolio turnover rate for the fiscal year ended June 30, 1997 was significantly lower than that for the previous fiscal year because of numerous transactions during the previous year to reposition the Fund to be more defensive in light of economic expectations as compared to its more cyclical positioning before and after that year.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended June 30 were as follows: 1995, $175,736; 1996, $296,364; and 1997, $362,454.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- in General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.

         Beginning July 1, 1998 (the start of the Fund's first tax year that begins after August 5, 1997), when the Fund no longer has to comply with the 30% test in order to qualify under Subchapter M, the Fund will have greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has the effect of limiting the extent to which the Fund may sell securities held for less than three months; write options which expire in less than three months; and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) The 30% test also may limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until July 1, 1998), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $438,175; 1996, $161,679; and 1995, $97,853.

         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $54,328; 1996, $20,463; and 1995, $11,212.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                              Fiscal Year Ended            Fiscal Year Ended               Fiscal Year Ended
                                June 30, 1997                   June 30, 1996                June 30, 1995
                                -------------                   -------------                -------------
                         Contingent                      Contingent                     Contingent
                          Deferred      Commissions       Deferred      Commissions      Deferred      Commissions
                        Sales Charges Paid to Dealers   Sales Charges Paid to Dealers  Sales Charges Paid to Dealers
                        ------------- ---------------   ------------- ---------------  ------------- ---------------
     Class A             $     0        $  383,847        $      0      $   141,216     $   265         $ 86,641
     Class B             $68,306        $1,239,062        $ 65,434      $   271,051     $50,949         $130,203
     Class C             $ 2,402        $   50,310        $     39      $     3,592     $   632         $      0


         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. In addition, a rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees.

         The distribution and servicing expenses of a particular class will be borne solely by that class.

         Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended June 30, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                           Class A           Class B            Class C
                                           -------           -------            -------
Advertising                            $            0     $     14,272       $          0

Printing and mailing
 of prospectuses to
 other than current
 shareholders                                       0            5,760                  0

Compensation to dealers                       136,021          333,967             38,510

Compensation to sales
 personnel                                          0           45,295

Interest                                            0                0                  0

Carrying or other
 financing charges                                  0                0                  0

Other expenses:  marketing; general                 0           23,833                  0
                                       --------------     -------------      -------------

Total fees                             $      136,021    $     423,127      $      38,510
                                       ==============     =============      =============


         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper Equity Income Funds Group.

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after to June 1, 1993 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                                          Rule 12b-1                                          Sales Charges
                      -----------------------------------------------             -------------------------------------
       Class       Amount                Period
       -----       ------                ------
        A         0.25%     0.50% until March 10, 1995;                            Maximum 4.5% sales charge reflected
                            0.25 thereafter

        B         1.00%     0.50% until June 1, 1993; 1.00%                        1- and 5-year periods reflect a 5% and
                            June 1, 1993 to present; fee will reduce               a 2% contingent deferred sales charge,
                            performance for periods after June 1,                  respectively
                            1993

        C*        1.00%     0.50% until June 1, 1993; 1.00%                        1-year period reflects a 1% contingent
                            June 1, 1993 to present; fee will reduce               deferred sales charge
                            performance for periods after June 1,
                            1993

        S*        None      0.50% until June 1, 1993;                               None
                            0% thereafter
------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:


                        Ten Years           Five Years            One Year
                          Ended                Ended                Ended
                      June 30, 1997       June 30, 1997       June 30, 1997
                     ---------------     --------------       --------------

    Class A              11.52%               17.06%              21.72%
    Class B              11.87%               17.30%              21.45%
    Class C*             11.86%               17.50%              25.42%
    Class S*             12.33%               18.49%              27.75%

------------------


* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares. Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)n = ERV

Where:            P       =      a hypothetical initial payment of $1,000

                  T       =      average annual total return

                  n       =      number of years

                  ERV     =      ending redeemable value at the end of the
                                 designated period assuming a hypothetical
                                 $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of June 1997 was as follows:


     Class A                                        1.23%
     Class B                                        0.23%
     Class C*                                       0.23%
     Class S*                                       1.65%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Yield for the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                 YIELD = 2[(a-b + 1)6 -1]
                                            ---
                                             cd

Where:            a       =      dividends and interest earned during the period

                  b       =      expenses accrued for the period (net of
                                 voluntary expense reductions
                                 by the Investment Manager)

                  c       =      the average daily number of shares
                                 outstanding during the period that were
                                 entitled to receive dividends

                  d       =      the maximum offering price per share on the
                                 last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses and recurring charges are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended June 30, 1997, without taking sales charges into account, were as follows:


     Class A                            11.58%
     Class B                            11.17%
     Class C*                           11.09%
     Class S*                           11.70%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.


Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of the Fund, based on the quarter ended June 30, 1997, was as follows:


     Class A                                        1.80%
     Class B                                        1.05%
     Class C*                                       1.22%
     Class S*                                       2.10%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.



                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research
Service Center.

         The following financial statements are for the Fund's fiscal year ended June 30, 1997 and reflect the Fund's class designations prior to November 1, 1997. Information pertaining to Class C and Class D in the financial statements now pertains to Class S and Class C, respectively.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

June 30, 1997

                                                        Value
                                            Shares    (Note 1)
                                           --------- ------------
COMMON STOCKS 70.5%
Basic Industries 15.8%
Chemical 8.9%
BOC Group PLC*    ........................   243,000   $ 4,220,175
Cabot Corp.    ...........................   160,000     4,540,000
Mississippi Chemical Corp.    ............    97,900     2,031,425
Rohm & Haas Co.   ........................    28,000     2,521,750
Thiokol Corp.  ...........................    80,000     5,600,000
                                                      ------------
                                                        18,913,350
                                                      ------------
Diversified 0.8%
Mark IV Industries Inc.    ...............    58,695     1,408,680
Ogden Corp.    ...........................    15,000       326,250
                                                      ------------
                                                         1,734,930
                                                      ------------
Forest Product 2.1%
Abitibi-Consolidated Inc.  ...............    99,300     1,774,988
Stone Container Corp.   ..................   195,000     2,790,937
                                                      ------------
                                                         4,565,925
                                                      ------------
Machinery 1.3%
Sundstrand Corp.  ........................    48,000     2,679,000
                                                      ------------
Metal & Mining 0.6%
Kennametal Inc.   ........................    30,000     1,290,000
                                                      ------------
Railroad 2.1%
Canadian National Railway Co.    .........   100,000     4,375,000
                                                      ------------
Total Basic Industries  ...........................     33,558,205
                                                      ------------
Consumer Cyclical 11.2%
Airline 0.5%
America West Holding Corp. Cl. B*   ......    75,000     1,087,500
                                                      ------------
Automotive 3.8%
Borg-Warner Automotive Inc.   ............    38,600     2,086,813
Exide Corp.    ...........................   197,100     4,323,881
Lear Corp.*    ...........................    36,600     1,624,125
                                                      ------------
                                                         8,034,819
                                                      ------------
Building 1.4%
Lafarge Corp.  ...........................   125,000     3,062,500
                                                      ------------
Hotel & Restaurant 2.0%
AmeriKing Inc.*   ........................     1,000        50,000
Harrah's Entertainment Inc.*  ............   225,000     4,106,250
Motels of America Inc.*+   ...............       500         5,500
                                                      ------------
                                                         4,161,750
                                                      ------------
Recreation 1.5%
HSN Inc.*   ..............................    98,450     3,076,562
                                                      ------------


                                                        Value
                                            Shares    (Note 1)
                                           --------- ------------
Retail Trade 2.0%
Hannaford Brothers Co.  ..................    22,200   $   789,488
Kroger Co.*    ...........................    70,000     2,030,000
Rite Aid Corp.    ........................    29,500     1,471,312
                                                      ------------
                                                         4,290,800
                                                      ------------
Total Consumer Cyclical    ...............              23,713,931
                                                      ------------
Consumer Staple 16.8%
Business Service 3.5%
ADT Ltd.*   ..............................   116,200     3,834,600
Hillenbrand Industries Inc.   ............    40,400     1,919,000
Moore Corp Ltd.   ........................    75,000     1,476,562
Pagemart Nationwide Inc.*+    ............     1,750        10,500
Vestar/LPA Investment Corp.*+    .........     3,125        46,875
Viatel Inc.*   ...........................    18,050       117,325
                                                      ------------
                                                         7,404,862
                                                      ------------
Food & Beverage 2.7%
Coca-Cola Enterprises Inc.    ............   121,200     2,787,600
Seven-Up/RC Bottling Co. of Southern
   California*    ........................     8,750       102,813
Whitman Corp.  ...........................   114,000     2,885,625
                                                      ------------
                                                         5,776,038
                                                      ------------
Hospital Supply 5.0%
Columbia/HCA Healthcare Corp.    .........    46,700     1,835,895
Pacificare Health Systems, Inc. Cl. A*        49,000     2,967,563
Tenet Healthcare Corp.  ..................    93,700     2,770,006
Trigon Healthcare Inc.*    ...............   125,000     3,031,250
                                                      ------------
                                                        10,604,714
                                                      ------------
Printing & Publishing 3.9%
Hollinger International, Inc. Cl. A*   ...   118,900     1,330,195
Southam Inc.*  ...........................   133,900     2,290,616
Valassis Communications Inc.  ............   195,000     4,680,000
                                                      ------------
                                                         8,300,811
                                                      ------------
Tobacco 1.7%
Imperial Tobacco Group PLC*   ............   548,000     3,520,462
                                                      ------------
Total Consumer Staple   ..................              35,606,887
                                                      ------------
Energy 7.2%
Oil 5.8%
Oryx Energy Co.*  ........................    85,700     1,810,413
Seagull Energy Corp.*   ..................   165,000     2,887,500
Tosco Corp.    ...........................    90,000     2,694,375
Total SA Cl. B ADR   .....................    49,375     2,499,609
Ultramar Diamond Shamrock Co.    .........    75,100     2,450,138
                                                      ------------
                                                        12,342,035
                                                      ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                            Value
                                                Shares     (Note 1)
                                               --------- -------------
Oil Service 1.4%
Mapco Inc.   .................................    95,000   $  2,992,500
                                                          -------------
Total Energy    .......................................      15,334,535
                                                          -------------
Finance 10.9%
Bank 4.5%
Bank of New York Inc.    .....................    70,000      3,045,000
Fleet Financial Group Inc.  ..................    54,100      3,421,825
Mellon Bank Corp.  ...........................    70,000      3,158,750
                                                          -------------
                                                              9,625,575
                                                          -------------
Financial Service 0.9%
Federal National Mortgage Association   ......    45,000      1,963,125
                                                          -------------
Insurance 5.5%
Ace Ltd.  ....................................    50,000      3,693,750
AMBAC Inc.   .................................    15,000      1,145,625
Mid Ocean Ltd.  ..............................    90,000      4,719,375
Saint Paul Companies, Inc.  ..................    26,200      1,997,750
                                                          -------------
                                                             11,556,500
                                                          -------------
Total Finance   .......................................      23,145,200
                                                          -------------
Science & Technology 6.2%
Aerospace 0.9%
Boeing Co.   .................................    34,120      1,810,492
                                                          -------------
Computer Software & Service 0.8%
Western Digital Corp.*   .....................    51,800      1,638,175
                                                          -------------
Office Equipment 4.5%
Komag Inc.*  .................................    60,000        982,500
Lexmark International Group Inc. Cl. A*    ...   130,000      3,948,750
Quantum Corp.*  ..............................   230,800      4,688,125
                                                          -------------
                                                              9,619,375
                                                          -------------
Total Science & Technology  ...........................      13,068,042
                                                          -------------
Utility 2.4%
Electric 1.9%
Edison International Corp.  ..................    80,000      1,990,000
OGE Energy Corp.   ...........................    45,000      2,047,500
                                                          -------------
                                                              4,037,500
                                                          -------------
Natural Gas 0.4%
TransTexas Gas Corp.*    .....................    48,000        768,000
                                                          -------------

                                                            Value
                                                Shares     (Note 1)
                                               --------- -------------
Telephone 0.1%
Celcaribe SA*+  ..............................    69,918   $    174,795
Colt Telecom Group PLC ADR*    ...............     5,900        122,425
                                                          -------------
                                                                297,220
                                                          -------------
Total Utility   ..............................                5,102,720
                                                          -------------
Total Common Stocks (Cost $118,161,327) ......              149,529,520
                                                          -------------
CONVERTIBLE PREFERRED STOCKS & OTHER 11.1%
AmeriKing Inc. Sr. Exch. Pfd.*    ............    40,000      1,120,000
Atlantic Richfield Co. Exch. Notes   .........   193,200      4,153,800
Clearnet Communications Inc. Wts.*   .........     3,300         16,500
Cooper Industries Inc. Exch. Note*   .........   128,000      2,944,000
Crown Packaging Holdings Ltd. Wts.*+    ......     2,000            250
Food 4 Less Holdings Inc. Wts.*+  ............     1,344        120,375
Granite Broadcasting Corp. Cv. Pfd.  .........    10,000        515,000
Heartland Wireless Communications, Inc.
   Wts.*+    .................................     1,500             15
Hollinger International, Inc. Cv. Pfd.  ......   420,000      4,830,000
ICG Holdings Inc. Exch. Pfd.*  ...............       576        610,560
North Atlantic Trading Inc. Sr. Pfd.*+=    ...    30,000        757,500
NS Group Inc. Wts.*   ........................       250          1,250
Pagemart Inc. Wts.*+  ........................     3,450         17,250
RSL Communications Ltd. Wts.*+    ............       500         15,000
S.D. Warren Co. Series B Sr. Exch. Pfd.=   ...    27,000      1,107,000
Salomon Inc. Cv. Pfd.*   .....................    45,000      1,541,250
SDW Holdings Corp. Wts.*+   ..................    27,000        135,000
Sheffield Steel Corp. Wts.*    ...............     2,500          7,500
Station Casinos Inc. Cv. Pfd.  ...............    90,000      4,027,500
Supermarkets General Holdings Corp. Exch.
   Pfd.=  ....................................    80,000      1,640,000
Wireless One Inc. Wts.*  .....................     1,500             15
                                                          -------------
Total Convertible Preferred Stocks & Other
   (Cost $22,343,008) .................................      23,559,765
                                                          -------------

                                      Principal    Maturity
                                       Amount        Date
                                     ------------ ------------
CONVERTIBLE BONDS 1.3%
Crown Resources Corp. Cv. Sub.
  Deb., 5.75%  .....................   $  600,000    8/27/2001        543,000
Rohr Inc. Cv. Sub. Note, 7.75%   .        500,000    5/15/2004        825,000
Winstar Communications Inc. Sr.
  Sub. Cv. Note, 0.00% to
  10/14/00, 14.00% from
  10/15/00 to maturity+    .........    2,150,000   10/15/2005      1,354,500
                                                                -------------
Total Convertible Bonds (Cost $2,333,459)  ..................       2,722,500
                                                                -------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


                                   Principal    Maturity       Value
                                    Amount        Date        (Note 1)
                                  ------------ ------------ -------------
NON-CONVERTIBLE BONDS 11.7%
Advanced Radio Telecom Corp.
  Units, 14.00%    ..............   $  250,000    2/15/2007   $   250,000
Archibald Candy Corp. Sr. Sec.
  Notes, 10.25%+   ..............    1,250,000    7/01/2004     1,271,875
Azteca Holdings SA Sr. Note,
  11.00%+    ....................    1,000,000    6/15/2002     1,006,250
Belden & Blake Corp. Sr. Sub.
  Note, 9.875%+    ..............      250,000    6/15/2007       247,500
Belle Casinos Inc. First
  Mortgage Note, 12.00%+#  ......      175,000   10/15/2000        64,313
Celcaribe SA Sr. Sec. Note,
  0.00% to 3/14/98, 13.50%
  from 3/15/98 to maturity  .....      430,000    3/15/2004       395,600
CHC Helicopter Corp. Sr. Sub.
  Note, 11.50%  .................      442,000    7/15/2002       459,680
Clearnet Communications Inc.
  Sr. Note, 0.00% to 12/14/00,
  14.75% from 12/15/00 to
  maturity   ....................      750,000   12/15/2005       502,500
Drypers Corp., 10.25%+   ........      750,000    6/15/2007       750,000
Econophone Inc. Sr. Note,
  13.50%+    ....................    1,000,000    7/15/2007     1,017,500
Empire Gas Corp. Sr. Sec. Note,
  7.00% to 7/14/99, 12.875%
  from 7/15/99 to maturity  .....    1,000,000    7/15/2004       900,000
Envirosource Inc. Note, 9.75%  ..    1,250,000    6/15/2003     1,212,500
French Fragrances Inc. Sr. Note,
  10.375%+   ....................      750,000    5/15/2007       780,000
Geotek Communications Inc. Sr.
  Note, 0.00% to 7/14/00,
  15.00% from 7/15/00 to
  maturity   ....................      500,000    7/15/2005       323,750
Intertek Finance PLC, 10.25%+   .    1,000,000   11/01/2006     1,045,000
L3 Communications Corp. Sr.
  Sub. Note, 10.375%+    ........      125,000    5/01/2007       132,188
La Petite Holdings Corp. Sr. Sec.
  Notes, 9.625%    ..............      750,000    8/01/2001       761,250
Marcus Cable Co. L.P. Sr. Deb.,
  11.875%    ....................      525,000   10/01/2005       567,000
North Atlantic Trading Inc. Note,
  11.00%+    ....................    1,000,000    6/15/2004     1,017,500
NS Group Inc. Sr. Sec. Note,
  13.50%  .......................      250,000    7/15/2003       282,500
Orion Network Systems Inc.
  Unit, 11.25%  .................    1,250,000    1/15/2007     1,306,250

                                     Principal    Maturity       Value
                                      Amount        Date        (Note 1)
                                    ------------ ------------ -------------
Outdoor Systems Inc. Sr. Sub.
  Note, 9.375%  ....................  $  250,000   10/15/2006   $   251,250
Packaging Resources Inc. Sr.
  Sec. Note, 11.625%  ..............     250,000    5/01/2003       258,750
Pagemart Inc. Sr. Exch. Note,
  0.00% to 10/31/98, 12.25%
  from 11/1/98 to maturity  ........     750,000   11/01/2003       648,750
Plastic Specialties & Technology,
  Inc. Sr. Note, 11.25%  ...........     250,000   12/01/2003       267,500
Real Time Data Inc. Note,
  0.00% to 8/14/01, 13.50%
  from 8/15/01 to maturity+    .....   1,250,000    8/15/2006       718,750
RSL Communications Ltd. Sr.
  Note, 12.25%  ....................     500,000   11/15/2006       527,500
Sheffield Steel Corp. First
  Mortgage Note, 12.00%  ...........     500,000   11/01/2001       490,000
Silgan Holdings Inc., 13.25%   .....     279,000    7/15/2006       310,666
Snyder Oil Corp. Sr. Sub. Note,
  8.75%   ..........................     250,000    6/15/2007       250,625
Spanish Broadcasting Systems
  Inc. Sr. Note, 7.50%   ...........     750,000    6/15/2002       830,625
Spinnaker Industries Inc. Sr.
  Sec. Note, 10.75%   ..............     250,000   10/15/2006       252,500
Sun Media Corp. Sr. Sub. Note,
  9.50%+  ..........................     750,000    2/15/2007       757,500
Tekni-Plex Inc. Sr. Sub. Note,
  11.25%+    .......................     250,000    4/01/2007       270,625
Transamerican Energy Corp. Sr.
  Note, 0.00% to 6/14/00,
  13.00% from 6/15/00 to
  maturity+  .......................   1,000,000    6/15/2002       720,000
Transamerican Energy Corp. Sr.
  Note, 11.50%+    .................     500,000    6/15/2002       485,000
U.S.A. Mobile Communications
  Inc. Sr. Note, 14.00%  ...........     750,000   11/01/2004       825,000
Universal Outdoor Inc. Sr. Sub.
  Note, 9.75%   ....................     750,000   10/15/2006       776,250
Viacap SA De CV Sr. Note,
  11.375%+   .......................     500,000    5/15/2007       523,125
Viasystems Inc. Sr. Sub. Note,
  9.75%+  ..........................     500,000    6/01/2007       506,250
Viatel Inc. Sr. Note, 0.00% to
  1/14/00, 15.00% from
  1/15/00 to maturity    ...........     750,000    1/15/2005       510,000
Wireless One Inc. Sr. Note,
  13.00%  ..........................     750,000   10/15/2003       478,125
                                                               ------------
Total Non-Convertible Bonds (Cost $24,467,811) ..............    24,951,947
                                                               ------------

    The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Principal    Maturity        Value
                                    Amount        Date        (Note 1)
                                  ------------ ----------- ----------------
SHORT-TERM OBLIGATIONS 6.1%
American Express Credit Corp.,
  6.15%  ........................   $3,739,000 7/02/1997    $  3,739,000
Ford Motor Credit Co., 5.48%  ...      114,000 7/01/1997         114,000
General Electric Capital Corp.,
  5.53%  ........................    7,080,000 7/07/1997       7,080,000
Merrill Lynch & Company Inc.,
  6.20%  ........................    2,000,000 7/01/1997       2,000,000
                                                            ------------
Total Short-Term Obligations (Cost $12,933,000) .........     12,933,000
                                                            ------------
Total Investments (Cost $180,238,605)--100.7%   .........    213,696,732
Cash and Other Assets, Less Liabilities--(0.7%)    ......     (1,577,938)
                                                            ------------
Net Assets--100.0%   ....................................   $212,118,794
                                                            ============

Federal Income Tax Information:

At June 30, 1997, the net unrealized
  appreciation of investments based on cost for Federal income tax purposes of $180,413,321 was as follows:

Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost .................................   $ 38,399,138

Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value .................................     (5,115,727)
                                                             ------------
                                                             $ 33,283,411
                                                             ============

-------------------------------------

*       Nonincome-producing securities.

        ADR stands for American Depositary Receipt, representing ownership of foreign securities.

= Payments of income may be made in cash or in the form of additional securities.

# Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at June 30, 1997 was $13,769,494 and $13,950,936 (6.58% of net assets), respectively.

[square]  Security is in default.

Forward currency exchange contracts outstanding at June 30, 1997 are as follows:

                                                              Unrealized
                                                             Appreciation    Delivery
                             Total Value    Contract Price  (Depreciation)     Date
                          ----------------- --------------- ---------------- ---------
Sell Pound Sterling,
  Buy U.S. dollars ...... 5,010,000   GBP   1.62570   GBP     $  (159,734)   12/1/97
Buy Pound Sterling,
  Sell U.S. dollars   ...   775,000   GBP   1.66430   GBP          (5,206)   12/1/97
                                                              -----------
                                                              $  (164,940)
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
---------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------

June 30, 1997

Assets
Investments, at value (Cost $180,238,605) (Note 1)  ...   $213,696,732
Cash   ................................................            510
Receivable for fund shares sold   .....................        813,903
Dividends and interest receivable    ..................        680,218
Receivable from Distributor (Note 3)    ...............         14,135
Receivable for securities sold    .....................            950
Other assets ..........................................          4,383
                                                          ------------
                                                           215,210,831
Liabilities
Payable for securities purchased  .....................      2,250,000
Payable for open forward contracts   ..................        164,940
Payable for fund shares redeemed  .....................        136,944
Accrued transfer agent and shareholder services
  (Note 2)   ..........................................        122,887
Accrued management fee (Note 2)   .....................        112,952
Accrued distribution and service fees (Note 5)   ......         79,348
Accrued trustees' fees (Note 2)   .....................          7,322
Other accrued expenses   ..............................        217,644
                                                          ------------
                                                             3,092,037
                                                          ------------
Net Assets                                                $212,118,794
                                                          ============
Net Assets consist of:
 Undistributed net investment income    ...............   $    296,672
 Unrealized appreciation of investments    ............     33,458,127
 Unrealized depreciation of foreign currency and
   forward contracts  .................................       (163,199)
 Accumulated net realized gain    .....................     12,137,052
 Shares of beneficial interest    .....................    166,390,142
                                                          ------------
                                                          $212,118,794
                                                          ============
Net Asset Value and redemption price per share of
  Class A shares ($71,087,362 [divided by] 4,783,428
  shares of beneficial interest)   ....................         $14.86
                                                                ======
Maximum Offering Price per share of Class A shares
  ($14.86 [divided by] .955)...........................         $15.56
                                                                ======
Net Asset Value and offering price per share of
  Class B shares ($71,986,427 [divided by] 4,860,245
  shares of beneficial interest)*  ....................         $14.81
                                                                ======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($59,453,203 [divided by]
  4,001,422 shares of beneficial interest)    .........         $14.86
                                                                ======
Net Asset Value and offering price per share of
  Class D shares ($9,591,802 [divided by] 648,348
  shares of beneficial interest)*  ....................         $14.79
                                                                ======

-------------------------------------
* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


STATEMENT OF OPERATIONS
---------------------------------------------------------------------------

For the year ended June 30, 1997

Investment Income
Dividends, net of foreign taxes of $53,695 ...............    $ 3,131,681
Interest  ................................................      2,379,002
                                                              -----------
                                                                5,510,683
Expenses
Management fee (Note 2)  .................................        975,669
Transfer agent and shareholder services (Note 2)    ......        372,456
Custodian fee   ..........................................        132,954
Reports to shareholders  .................................         94,565
Registration fees  .......................................         46,698
Service fee--Class A (Note 5)  ...........................        136,021
Distribution and service fees--Class B (Note 5)  .........        423,127
Distribution and service fees--Class D (Note 5)  .........         38,510
Audit fee    .............................................         29,604
Trustees' fees (Note 2)  .................................         13,484
Legal fees   .............................................          7,911
Miscellaneous   ..........................................         12,081
                                                              -----------
                                                                2,283,080
Expenses borne by the Distributor (Note 3)    ............       (181,305)
                                                              -----------
                                                                2,101,775
                                                              -----------
Net investment income ....................................      3,408,908
                                                              -----------
Realized and Unrealized Gain (Loss) on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)    ......     12,981,718
Net realized loss on foreign currency and forward
  contracts (Note 1)  ....................................        (11,078)
                                                              -----------
    Total net realized gain   ............................     12,970,640
                                                              -----------
Net unrealized appreciation of investments    ............     20,321,294
Net unrealized depreciation of foreign currency and
  forward contracts   ....................................       (163,199)
                                                              -----------
    Total net unrealized appreciation  ...................     20,158,095
                                                              -----------
Net gain on investments, foreign currency and
  forward contracts   ....................................     33,128,735
                                                              -----------
Net increase in net assets resulting from operations......    $36,537,643
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
------------------------------------- -------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------- -------------------------------------


                                              Year ended June 30
                                      ----------------------------------
                                          1997               1996
                                      ----------------   ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income  ............    $   3,408,908      $  1,719,834
Net realized gain on
  investments, foreign currency
  and forward contracts   .........       12,970,640        15,234,292
Net unrealized appreciation
  of investments, foreign
  currency and forward contracts          20,158,095         2,941,031
                                       -------------      ------------
Net increase resulting from
  operations  .....................       36,537,643        19,895,157
                                       -------------      ------------
Dividends from net investment
  income:
 Class A   ........................       (1,175,982)         (882,400)
 Class B   ........................         (613,879)         (304,585)
 Class C   ........................       (1,191,787)         (914,329)
 Class D   ........................          (66,794)          (17,808)
                                       -------------      ------------
                                          (3,048,442)       (2,119,122)
                                       -------------      ------------
Distributions from net realized
  gains:
 Class A   ........................       (6,343,780)         (492,304)
 Class B   ........................       (3,837,994)         (223,972)
 Class C   ........................       (5,623,211)         (472,914)
 Class D   ........................         (219,488)          (18,976)
                                       -------------      ------------
                                         (16,024,473)       (1,208,166)
                                       -------------      ------------
Net increase from fund share
  transactions (Note 6)   .........       83,963,174         4,473,009
                                       -------------      ------------
Total increase in net assets    ...      101,427,902        21,040,878

Net Assets
Beginning of year   ...............      110,690,892        89,650,014
                                       -------------      ------------
End of year (including
  undistributed (overdistributed)
  net investment income of
  $296,672 and $(73,770),
  respectively)  ..................    $ 212,118,794      $110,690,892
                                       =============      ============


NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------
June 30, 1997


Note 1

State Street Research Equity Income Fund (the "Fund"), is a series of State Street Research Equity Trust (the "Trust"), which was organized as a Massachusetts business trust in March, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of four separate funds: State Street Research Equity Income Fund, State Street Research Capital Appreciation Fund, State Street Research Equity Investment Fund and State Street Research Global Resources Fund.

The Fund seeks to provide a high level of current income and, secondarily, long-term growth of capital by investing primarily in common stocks offering above-average dividend yields and in securities convertible into common stocks. The Fund seeks to provide a higher income yield than that of the Standard & Poor's 500 Stock Index. The Fund has authority to invest from time to time in lower rated fixed income securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Values for listed securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, approved by the Trustees, which utilizes market transactions, quotations

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain preferred securities held by the Fund pay dividends in the form of additional securities (payment-in-kind securities). Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. Differences between the market value of securities received and the corresponding amounts of income accrued are recorded as adjustments to income. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended June 30, 1997, the fees pursuant to such agreement amounted to $975,669.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended June 30, 1997, the amount of such shareholder servicing and account maintenance expenses was $212,109.

The fees of the Trustees not currently affiliated with the Adviser amounted to $13,484 during the year ended June 30, 1997.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended June 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $181,305.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 4

For the year ended June 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $155,892,785 and $90,471,481, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended June 30, 1997, fees pursuant to such plan amounted to $136,021, $423,127 and $38,510 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $54,328 and $199,756, respectively, on sales of Class A shares of the Fund during the year ended June 30, 1997, and that MetLife Securities, Inc. earned commissions aggregating $456,724 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $68,306 and $2,402 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At June 30, 1997, Metropolitan owned 25,420 Class C shares and the Distributor owned 3,614 Class A shares of the Fund.

Share transactions were as follows:

                                                                       Year ended June 30
                                           --------------------------------------------------------------------------
                                                           1997                                  1996
                                           ------------------------------------   -----------------------------------
Class A                                        Shares              Amount             Shares             Amount
----------------------------------------   ----------------   ----------------    ---------------    ----------------
Shares sold                                    1,551,622         $21,339,862            499,172        $  6,447,619
Issued upon reinvestment of:
 Distributions from net realized gains           497,882           5,949,190             37,754             461,359
 Dividends from net investment income             78,757           1,077,039             61,647             800,177
Shares repurchased                              (554,634)         (7,538,567)          (578,171)         (7,338,450)
                                              ----------         -----------         ----------        ------------
Net increase                                   1,573,627         $20,827,524             20,402        $    370,705
                                              ==========         ===========         ==========        ============
Class B                                        Shares             Amount              Shares             Amount
----------------------------------------   ----------------     --------------    ---------------    ----------------
Shares sold                                    3,152,047         $43,148,521            670,304        $  8,719,427
Issued upon reinvestment of:
 Distributions from net realized gains           296,462           3,540,487             17,255             210,166
 Dividends from net investment income             32,330             444,756             20,749             269,362
Shares repurchased                              (469,237)         (6,363,046)          (241,006)         (3,101,383)
                                              ----------         -----------         ----------        ------------
Net increase                                   3,011,602         $40,770,718            467,302        $  6,097,572
                                              ==========         ===========         ==========        ============
Class C                                        Shares             Amount              Shares             Amount
----------------------------------------   ----------------     --------------    ---------------    ----------------
Shares sold                                    1,772,262         $23,914,041            887,078        $ 11,446,658
Issued upon reinvestment of:
 Distributions from net realized gains           470,421           5,622,233             38,732             472,914
 Dividends from net investment income             87,937           1,191,070             70,662             914,329
Shares repurchased                            (1,167,373)         15,951,846)        (1,135,981)        (14,666,301)
                                              ----------         -----------         ----------        ------------
Net increase (decrease)                        1,163,247         $14,775,498           (139,509)       $ (1,832,400)
                                              ==========         ===========         ==========        ============
Class D                                        Shares             Amount              Shares             Amount
----------------------------------------   ----------------     --------------    ---------------    ----------------
Shares sold                                      657,453         $ 9,099,018             46,515        $    607,680
Issued upon reinvestment of:
 Distributions from net realized gains            17,516             208,976              1,480              18,010
 Dividends from net investment income              4,050              56,205                861              11,171
Shares repurchased                              (130,981)         (1,774,765)           (65,543)           (799,729)
                                              ----------         -----------         ----------        ------------
Net increase (decrease)                          548,038         $ 7,589,434            (16,687)       $   (162,868)
                                              ==========         ===========         ==========        ============

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                       Class A
                                                              ----------------------------------------------------------
                                                                                  Year ended June 30
                                                              ----------------------------------------------------------
                                                              1997**        1996**      1995**        1994         1993
                                                              ------       ------       ------       ------       ------
Net asset value, beginning of year                            $13.85       $11.70       $10.87       $10.79       $ 9.19
                                                              ------       ------       ------       ------       ------
Net investment income*                                          0.33         0.23         0.28         0.24         0.44
Net realized and unrealized gain on investments, foreign
 currency and forward contracts                                 2.90         2.36         1.37         0.25         1.52
                                                              ------       ------       ------       ------       ------
  Total from investment operations                              3.23         2.59         1.65         0.49         1.96
                                                              ------       ------       ------       ------       ------
Dividends from net investment income                           (0.28)       (0.28)       (0.28)       (0.26)       (0.36)
Distributions from net realized gains                          (1.94)       (0.16)       (0.54)       (0.15)          --
                                                              ------       ------       ------       ------       ------
  Total distributions                                          (2.22)       (0.44)       (0.82)       (0.41)       (0.36)
                                                              ------       ------       ------       ------       ------
Net asset value, end of year                                  $14.86       $13.85       $11.70       $10.87       $10.79
                                                              ======       =======      ======       ======       ======
Total return                                                   27.45%+      22.41%+      16.12%+       4.30%+      21.64%+
Net assets at end of year (000s)                             $71,087      $44,464      $37,327      $40,484      $28,995
Ratio of operating expenses to average net assets*              1.25%        1.25%        1.42%        1.50%        1.50%
Ratio of net investment income to average net assets*           2.43%        1.78%        2.55%        2.42%        3.76%
Portfolio turnover rate                                        63.33%      111.13%       67.50%       73.96%       80.42%
Average commission rate @                                    $0.0512      $0.0140           --           --           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                 $  0.02      $  0.03      $  0.05      $  0.05      $  0.01


                                                                      Class B
                                                            ------------------------------
                                                                  Year ended June 30
                                                            ------------------------------
                                                            1997**      1996**      1995**
                                                            ------      ------      ------
Net asset value, beginning of year                          $13.82      $11.68      $10.86
                                                            ------      ------      ------
Net investment income*                                        0.22        0.13        0.21
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                       2.89        2.36        1.38
                                                            ------      ------      ------
  Total from investment operations                            3.11        2.49        1.59
                                                            ------      ------      ------
Dividends from net investment income                         (0.18)      (0.19)      (0.23)
Distributions from net realized gains                        (1.94)      (0.16)      (0.54)
                                                            ------      ------      ------
  Total distributions                                        (2.12)      (0.35)      (0.77)
                                                            ------      ------      ------
Net asset value, end of year                                $14.81      $13.82      $11.68
                                                            ======      ======      ======
Total return                                                 26.45%+     21.60%+     15.43%+
Net assets at end of year (000s)                           $71,986     $25,543     $16,130
Ratio of operating expenses to average net assets*            2.00%       2.00%       2.00%
Ratio of net investment income to average net assets*         1.65%       1.05%       1.95%
Portfolio turnover rate                                      63.33%     111.13%      67.50%
Average commission rate @                                  $0.0512     $0.0140          --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $  0.02     $  0.03     $  0.05



                                                             1994       1993***
                                                          ----------- ----------
Net asset value, beginning of year                          $10.79      $10.81
                                                          ----------  ----------
Net investment income*                                        0.21        0.02
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                       0.21       (0.02)
                                                          ----------  ----------
  Total from investment operations                            0.42        0.00
                                                          ----------  ----------
Dividends from net investment income                         (0.20)      (0.02)
Distributions from net realized gains                        (0.15)       --
                                                          ----------  ----------
  Total distributions                                        (0.35)      (0.02)
                                                          ----------  ----------
Net asset value, end of year                                $10.86      $10.79
                                                          ==========  ==========
Total return                                                  3.79%+      0.05%++
Net assets at end of year (000s)                           $10,752      $1,060
Ratio of operating expenses to average net assets*            2.00%       2.00%[dbldag]
Ratio of net investment income to average net assets*         1.80%       1.53%[dbldag]
Portfolio turnover rate                                      73.96%      80.42%
Average commission rate @                                       --        --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                 $0.07       $0.00

--------------------------------------------------------------------------------

**       Per-share figures have been calculated using the average shares method.

***      June 1, 1993 (commencement of share class designations) to June 30,
         1993.

[dbldag] Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                    Class C
                                                          ----------------------------
                                                               Year ended June 30
                                                          ----------------------------
                                                          1997**     1996**     1995**
                                                          ------     ------     ------
Net asset value, beginning of year                        $13.85     $11.70     $10.86
                                                          ------     ------     ------
Net investment income*                                      0.36       0.26       0.32
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                     2.90       2.36       1.39
                                                          ------     ------     ------
  Total from investment operations                          3.26       2.62       1.71
                                                          ------     ------     ------
Dividends from net investment income                       (0.31)     (0.31)     (0.33)
Distributions from net realized gains                      (1.94)     (0.16)     (0.54)
                                                          ------     ------     ------
  Total distributions                                      (2.25)     (0.47)     (0.87)
                                                          ------     ------     ------
Net asset value, end of year                              $14.86     $13.85     $11.70
                                                          ======     ======     ======
Total return                                               27.75%+    22.82%+    16.64%+
Net assets at end of year (000s)                         $59,453    $39,298    $34,827
Ratio of operating expenses to average net assets*          1.00%      1.00%      1.00%
Ratio of net investment income to average net assets*       2.68%      2.03%      2.93%
Portfolio turnover rate                                    63.33%    111.13%     67.50%
Average commission rate @                                $0.0512    $0.0140         --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $0.02      $0.03      $0.05



                                                             1994        1993***
                                                            ------       ------
Net asset value, beginning of year                          $10.79       $10.81
                                                            ------       ------
Net investment income*                                        0.33         0.03
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                       0.21        (0.02)
                                                            ------       ------
  Total from investment operations                            0.54         0.01
                                                            ------       ------
Dividends from net investment income                         (0.32)       (0.03)
Distributions from net realized gains                        (0.15)          --
                                                            ------       ------
  Total distributions                                        (0.47)       (0.03)
                                                            ------       ------
Net asset value, end of year                                $10.86       $10.79
                                                            ======       ======
Total return                                                  4.84%+       0.14%++
Net assets at end of year (000s)                           $20,266      $15,988
Ratio of operating expenses to average net assets*            1.00%        1.00%[dbldag]
Ratio of net investment income to average net assets*         2.92%        1.65%[dbldag]
Portfolio turnover rate                                      73.96%       80.42%
Average commission rate @                                       --           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                                 $0.06        $0.00


                                                                     Class D
                                                          -------------------------------
                                                                 Year ended June 30
                                                          -------------------------------
                                                          1997**      1996**       1995**
                                                          ------      ------       ------
Net asset value, beginning of year                        $13.82      $11.67       $10.86
                                                          ------      ------       ------
Net investment income*                                      0.21        0.13         0.22
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                     2.90        2.37         1.36
                                                          ------      ------       ------
  Total from investment operations                          3.11        2.50         1.58
                                                          ------      ------       ------
Dividends from net investment income                       (0.20)      (0.19)       (0.23)
Distributions from realized gains                          (1.94)      (0.16)       (0.54)
                                                          ------      ------       ------
  Total distributions                                      (2.14)      (0.35)       (0.77)
                                                          ------      ------       ------
Net asset value, end of year                              $14.79      $13.82       $11.67
                                                          ======      ======       ======
Total return                                               26.42%+     21.68%+      15.33%+
Net assets at end of year (000s)                          $9,592      $1,386       $1,366
Ratio of operating expenses to average net assets*          2.00%       2.00%        2.00%
Ratio of net investment income to average net assets*       1.59%       1.03%        1.96%
Portfolio turnover rate                                    63.33%     111.13%       67.50%
Average commission rate @                                $0.0512     $0.0140           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $0.01       $0.03        $0.05

                                                           1994        1993***
                                                          ------       ------
Net asset value, beginning of year                        $10.79       $10.81
                                                          ------       ------
Net investment income*                                      0.21         0.02
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                     0.21        (0.02)
                                                          ------       ------
  Total from investment operations                          0.42         0.00
                                                          ------       ------
Dividends from net investment income                       (0.20)       (0.02)
Distributions from realized gains                          (0.15)          --
                                                          ------       ------
  Total distributions                                      (0.35)       (0.02)
                                                          ------       ------
Net asset value, end of year                              $10.86       $10.79
                                                          ======       ======
Total return                                                3.78%+       0.04%++
Net assets at end of year (000s)                          $1,280       $  628
Ratio of operating expenses to average net assets*          2.00%        2.00%[dbldag]
Ratio of net investment income to average net assets*       1.88%        1.49%[dbldag]
Portfolio turnover rate                                    73.96%       80.42%
Average commission rate @                                     --           --
*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                               $0.06        $0.00

--------------------------------------------------------------------------------

**       Per-share figures have been calculated using the average shares method.

***      June 1, 1993 (commencement of share class designations) to June 30,
         1993.

[dbldag] Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ Average commission rate per share paid for security trades beginning with the fiscal year ended June 30, 1996.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Equity Income Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
August 8, 1997

STATE STREET RESEARCH EQUITY INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Equity Income Fund had a fine year. Class A shares of the Fund returned +27.45% to investors for the 12 months ended June 30, 1997. This total return performance exceeded that of the average equity income fund tracked by Lipper Analytical Services (does not reflect sales charges). The S&P 500 Composite Index was up +34.71% for the period.

The Fund buys primarily equity securities that we believe are undervalued. The Fund can invest a portion of assets in high-yield bonds to boost yield. Bonds and convertible securities help diversify portfolio volatility and add flexibility with stock selection.

Despite its mid-cap emphasis and value approach, Equity Income Fund participated in a rising stock market that favored large capitalization stocks and growth stocks. Over the period, small additions were made to several favored sectors: health care, chemicals, and printing and publishing.

The high-yield exposure lagged much of the period, but made up its losses by the fourth quarter.

June 30, 1997


The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses; without subsidization, performance would have been lower.

                                Change in Value of
                           $10,000 Based on the S&P 500
                      Compared to Change in Value of $10,000
                               Invested in the Fund

                                 Class A Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   21.72%     17.06%    11.52%      11.86%

                     6/87            9550              10000
                     6/88            9318               9307
                     6/89           10889              11217
                     6/90           12139              13061
                     6/91           11376              14024
                     6/92           13061              15902
                     6/93           15902              18066
                     6/94           16588              18319
                     6/95           19264              23087
                     6/96           23582              29085
                     6/97           30005              39172

                                 Class B Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   21.45%    17.30%      11.87%     12.14%

                     6/87           10000              10000
                     6/88            9764               9307
                     6/89           11421              11217
                     6/90           12734              13061
                     6/91           11927              14024
                     6/92           13695              15902
                     6/93           16660              18066
                     6/94           17290              18319
                     6/95           19958              23087
                     6/96           24268              29085
                     6/97           30688              39172

                                 Class C Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   27.75%    18.49%     12.33%     12.57%

                     6/87           10000              10000
                     6/88            9764               9307
                     6/89           11421              11217
                     6/90           12734              13061
                     6/91           11927              14024
                     6/92           13695              15902
                     6/93           16675              18066
                     6/94           17481              18319
                     6/95           20389              23087
                     6/96           25042              29085
                     6/97           31992              39172

                                 Class D Shares
                   -------------------------------------------
                          Average Annual Total Return
                   -------------------------------------------
                   1 Year    5 Years   10 Years  Life of Fund
                   -------------------------------------------
                   25.42%    17.50%     11.86%      12.14%

                     6/87           10000              10000
                     6/88            9764               9307
                     6/89           11421              11217
                     6/90           12734              13061
                     6/91           11927              14024
                     6/92           13695              15902
                     6/93           16659              18066
                     6/94           17289              18319
                     6/95           19939              23087
                     6/96           24263              29085
                     6/97           30674              39172

                                    APPENDIX

                        DESCRIPTION OF DEBT/BOND RATINGS

Standard & Poor's Corporation

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates that least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB cateogry is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B cateogry is more vulnerable to nonpayment than obligations rated within the B category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks, such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms such as inverse floaters.

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.